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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 13, 1999
                                                --------------------------------


                          OptiCare Health Systems, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                      1-15223                76-0453392
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


    87 Grandview Avenue, Waterbury, Connecticut                  06708
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      (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code         203-596-2236
                                                  ------------------------------


Saratoga Resources, Inc., 301 Congress Avenue - Suite 1550, Austin, Texas 78701
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         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

    All the following financial statements are incorporated herein by reference to the financial statements included in the Registration Statement, beginning at page F-1 thereof.

    PRIMEVISION HEALTH, INC.

         Interim Financial Statements (unaudited)
              Consolidated Balance Sheets as of March 31, 1999 and December 31,
                   1998
              Consolidated Statements of Operations for the quarters ended
                   March 31, 1999 and 1998
              Consolidated Statements of Cash Flows for the quarters ended March
                   31, 1999 and 1998
              Notes to Consolidated Financial Statements

         Annual Financial Statements

              Report of Independent Auditors
              Consolidated Balance Sheets as of December 31, 1998 and 1997 Consolidated Statements of Operations for the years ended
                   December 31, 1998, 1997 and 1996
              Consolidated Statements of Shareholders' (Deficit) Equity for
                   the years ended December 31, 1998, 1997 and 1996
              Consolidated Statements of Cash Flows for the years ended
                   December 31, 1998, 1997 and 1996
              Notes to Consolidated Financial Statements

    OPTICARE EYE HEALTH CENTERS, INC., AND AFFILIATE

         Interim Financial Statements (unaudited)

              Combined Balance Sheets as of March 31, 1999 and December 31,
                   1998
              Combined Statements of Operations for the quarters ended March 31,
                   1999 and 1998
              Combined Statements of Cash Flows for the quarters ended March
                   31, 1999 and 1998
              Notes to Combined Financial Statements
         Annual Financial Statements
              Report of Independent Auditors
              Combined Balance Sheets as of December 31, 1998 and 1997
              Combined Statements of Operations for the years ended
                   December 31, 1998, 1997 and 1996
              Combined Statements of Shareholders' Equity for the years ended December 31, 1998, 1997 and 1996

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              Combined Statements of Cash Flows for the years ended December
                   31, 1998, 1997 and 1996
              Notes to Combined Financial Statements

(b) Pro forma financial information:

    All the following pro forma combined financial statements of the Registrant, Prime and OptiCare are incorporated herein by reference to the financial statements included in the Registration Statement, beginning at page F-1 thereof.

              Introduction
              Pro Forma Combined Balance Sheet as of March 31, 1999
              Pro Forma Combined Statement of Operations for the quarter ended
                   March 31, 1999
              Pro Forma Combined Statement of Operations for the year ended
                   December 31, 1998
              Notes to Pro Forma Combined Financial Statements

    It is impracticable at this time for the Registrant to provide all of the financial statements that may be required to be included herein. The Registrant hereby undertakes to file such required financial statements and information as soon as practicable, but in no event later than sixty (60) days following the date on which this report on Form 8-K is required to be filed.

(c) Exhibits:

    2. Agreement and Plan of Merger, dated as of April 12, 1999, among the Registrant, OptiCare Shellco Merger Corporation, Prime Shellco Merger Corporation, OptiCare Eye Health Centers, Inc., and PrimeVision Health, Inc., incorporated herein by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-78501, as amended (the "Registration Statement"), first filed on May 14, 1999,
          Exhibit 2 and Annex A to the Proxy Statement/Prospectus included in
          Part I of the Registration Statement.

    3.1 Certificate of Amendment of the Certificate of Incorporation, dated as of August 13, 1999, as filed on that day with the Delaware Department of State.*

    3.2 Certificate of Designation with respect to the Registrant's Series A Convertible Preferred Stock, as filed with the Delaware Department of State on August 13, 1999.*

    3.3 Warrant dated as of August 13, 1999 between the Company and Bank Austria Creditanstalt Corporate Finance, Inc.*

    4.1   Form of Performance Stock Program, incorporated by reference to
          Exhibit 4.1 of the Registration Statement, and Annex C thereof.

    4.2   Form of Employee Stock Purchase Plan, incorporated by reference to
          Exhibit 4.2 of the Registration Statement, and Annex D thereof.

    10.1 Amended and Restated Loan and Security Agreement, dated as of August 13, 1999, among Consolidated Eye Care, Inc., OptiCare Eye Health Centers, Inc., and PrimeVision

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          Health, Inc., as Borrowers, OptiCare Health Systems, Inc., as the
          Parent, the lenders named therein (the "Lenders"), Bank Austria, AG, as the LC Issuer (the "LC Issuer"), and Bank Austria Creditanstalt Corporate Finance, Inc., as the agent (the "Agent") (excluding schedules and other attachments thereto).*

    10.2 Guaranty, dated as of August 13, 1999, among OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc. and each of the other subsidiaries and affiliates of the Company parties listed on the signature pages thereto, in favor of the Lenders, the LC Issuer and the Agent for the Lenders and the LC Issuer.*

    10.3 Security Agreement, dated as of August 13, 1999, among the Company and the other parties listed on the signature page thereto in favor of the Agent for the benefit of the Lenders and the LC Issuer.*

    10.4 Conditional Assignment and Trademark Security Agreement dated as of August 13,1999, between OptiCare Eye Health Centers, Inc. and the Agent for the benefit of the Lenders and the LC Issuer.*

    10.5 Pledge and Security Agreement, dated as of August 13, 1999, among each of OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc. and each of the other subsidiaries and affiliates of the Company listed on the signature pages thereto, in favor of the Agent for the benefit of the Lenders and the LC Issuer.*

    10.6 Assignment of Notes and Security Agreement, dated as of August 13, 1999, between PrimeVision Health, Inc. and Bank Austria Creditanstalt Corporate Finance, Inc. *

    16    Letter regarding change of certifying accountants.**

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    *     Incorporated by reference to the Current Report on Form 8-K (Date of
          Event - August 13, 1999) filed with the Securities and Exchange Commission on August 30, 1999.

    **    Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 9, 1999              OPTICARE HEALTH SYSTEMS, INC.


                                       By: /s/ Steven L. Ditman
                                          --------------------------------------
                                          Name: Steven L. Ditman
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

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